SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 17, 2003

SportsLine.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23337	65-0470894
(Commission File Number)	(IRS Employer Identification No.)

2200 W. Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (954) 489-4000

(Former name or former address, if changed since last report)

Item 5. Other.

Exhibits 10. 1 and 10. 2 to this report were originally filed with SportsLine.com, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2001 and omitted certain information pursuant to a confidential treatment request submitted on November 15, 2001. This Form 8-K is being filed to include a portion of the information previously omitted.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits

Exhibit Number	Description

10.1	NFL Interactive Media Rights Agreement among NFL Enterprises, L.P., and America Online, Inc., CBS Broadcasting Inc. and SportsLine.com, Inc. dated as of July 6, 2001*

10.2	Third Amendment to Premier Sports Information and Commerce Agreement, effective as of July 6, 2001, by and between America Online, Inc. and SportsLine.com, Inc.*

* Certain portions of this exhibit have been omitted and separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPORTSLINE.COM, INC.

Dated: December 17, 2003	By:	/s/ Kenneth W. Sanders

	Name:	Kenneth W. Sanders
	Its:	Chief Financial Officer

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SPORTSLINE.COM, INC.

Index to Exhibits

Exhibit No.	Exhibit Title

10.1	NFL Interactive Media Rights Agreement among NFL Enterprises, L.P., and America Online, Inc., CBS Broadcasting Inc. and SportsLine.com, Inc. dated as of July 6, 2001*

10.2	Third Amendment to Premier Sports Information and Commerce Agreement, effective as of July 6, 2001, by and between America Online, Inc. and SportsLine.com, Inc.*

* Certain portions of this exhibit have been omitted and separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment thereof.

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